Phone: 800-213-0689 www.newenergytechnologiesinc.com	Ms. Briana L. Erickson New Energy Technologies, Inc. 3905 National Drive, Suite 110 Burtonsville, MD 20866 Email: Briana@NewEnergyTechnologiesInc.com

News Release

New Energy Achieves Major ‘Transparency’ Breakthrough in Development of See-Thru Windows Capable of Generating Electricity

Researchers replace ‘visibility-blocking’ metal with transparent, environmentally-friendly compounds which collect electricity generated on the Company’s SolarWindow™, currently under development.

Burtonsville, MD – January 4, 2010 – New Energy Technologies, Inc. (OTCBB: NENE), currently developing MotionPower™ technologies for generating electricity from the kinetic energy of moving vehicles and SolarWindow™ technologies capable of generating electricity on glass windows, today announced that researchers have overcome a significant scientific hurdle in creating the first-of-its-kind see-thru solar glass by replacing a visibility-blocking solid metal component with environmentally-friendly, non-metallic, transparent compounds.

“Metal materials block visibility, and are arguably the most important hindrance to developing a commercially viable solar glass window product,” explained Mr. Meetesh V. Patel, President and CEO of New Energy Technologies, Inc.  “We have successfully replaced the metal contact component in our SolarWindow™ with non-metallic compounds, and in so doing, achieved significantly greater transparency, a key factor in advancing our technology along the commercial product development path.  The importance of this breakthrough cannot be overstated.”

To-date, one of the biggest obstacles faced by researchers developing New Energy’s SolarWindow™ technology has been the presence of metal, an opaque material which blocks all visibility and prevents light from passing through glass.  Eliminating metal has proved especially challenging since the metal component acts as the negative ‘polar contact’ – an important function in collecting the electricity generated from solar cells on the surface of the glass.

Today’s breakthrough replaces this visibility-blocking metal with environmentally-friendly and more transparent compounds.  These compounds now function as the negative polar contact and collect electricity from New Energy’s SolarWindow™.

The production of solar-generated electricity on glass is made possible by the world’s tiniest working solar cells, which have been successfully applied on to glass surfaces by researchers currently developing the Company’s transparent SolarWindow™ technology.

These ultra-small solar cells measure less than ¼ the size of a grain of rice, are fabricated using environmentally-friendly materials, and successfully produce electricity, as demonstrated in a published peer-reviewed study in the Journal of Renewable and Sustainable Energy of the American Institute of Physics.

(Click here to view study: http://dx.doi.org/10.1063/1.2998825)

Unique performance properties of New Energy’s ultra-small solar cells enable development of an ultra-thin film, only 1/1000th the thickness of a human hair, or 1/10th of a micrometer. In contrast, conventional thin films are exponentially thicker, measuring several micrometers thick and inhibiting transparency. In photovoltaic applications such as see-thru windows, where transparency is a primary concern, today’s thin film solar cells simply cannot be utilized to produce a transparent solar window for application in homes, offices, and commercial buildings.

There are nearly 5 million commercial buildings in America, according to the Energy Information Administration, and more than 80 million single detached homes. New Energy’s SolarWindow™ technology is under developed for commercial application in such buildings.

About New Energy Technologies, Inc.

New Energy Technologies, Inc., together with its wholly owned subsidiaries, is a developer of next generation alternative and renewable energy technologies. Among the Company’s technologies under development are:

•         MotionPower™ roadway systems for generating electricity by capturing the kinetic energy produced by moving vehicles. An estimated 250 million registered vehicles drive more than 6 billion miles on America’s roadways, every day; and

•         SolarWindow™ technologies which enable transparent glass windows to generate electricity by coating their glass surfaces with the world’s smallest known solar cells. These solar coatings are less than 1/10th the thickness of ‘thin’ films and make use of the world’s smallest functional solar cells, shown to successfully produce electricity in a recently published peer-reviewed study in the Journal of Renewable and Sustainable Energy of the American Institute of Physics.

Through established relationships with universities, research institutions, and commercial partners, we strive to identify technologies and business opportunities on the leading edge of renewable energy innovation.  Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such costs as land and building acquisition, equipment and capital equipment purchases, and other start up expenses. As a result, we are able to benefit from leading edge research while employing significantly less capital than conventional organizations.

For additional information, please call Ms. Briana L. Erickson toll-free at 1-800-213-0689 or visit: www.newenergytechnologiesinc.com.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although New Energy Technologies, Inc. (the “Company” or “New Energy Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that New Energy Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov.The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.